TOYOTA DEALER AGREEMENT


This is an Agreement between Southeast Toyota Distributors, Inc. (DISTRIBUTOR), and Marcus David Corporation (DEALER), a(n) [ ] individual, [ ] partnership, [X] corporation. If a corporation, DEALER is duly incorporated in the State of North Carolina and doing business as Town & Country Toyota.


                    PURPOSES AND OBJECTIVES OF THIS AGREEMENT


DISTRIBUTOR sells Toyota Products which are manufactured or approved by Toyota Motor Corporation (FACTORY) and imported and/or sold to DISTRIBUTOR by Toyota Motor Sales, U.S.A., Inc. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR'S network of authorized dealers of Toyota Products.

This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR'S promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of the FACTORY, IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding and cooperation of both DISTRIBUTOR and DEALER.


Dealer Code 32112

I.   RIGHTS GRANTED TO THE DEALER

     Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right:

     A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

     B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

     C. To use the name Toyota and the Toyota Marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

     DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.

II.  RESPONSIBILITIES ACCEPTED BY THE DEALER

     DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

     A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

     B. Service Toyota Products subject to the terms and conditions of this Agreement;

     C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein; and

     D.   Make all payments to DISTRIBUTOR when due.

III. TERM OF AGREEMENT

     This Agreement is effective this 6th day of August, 1996 and shall continue for a period of (24) Months , and shall expire on August 5, 1998 unless ended earlier by mutual agreement or terminated as provided herein. This Agreement may not be continued beyond its expiration date except by written consent of DISTRIBUTOR and IMPORTER.

IV.  OWNERSHIP OF DEALERSHIP

     This Agreement is a personal service Agreement and has been entered into by DISTRIBUTOR in reliance upon and in consideration of DEALER's representation that only the following named persons are the Owners of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement:

          OWNERS'                                            PERCENT OF
           NAMES                    TITLE                    OWNERSHIP
           -----                    -----                    ---------
     O. Bruton Smith                PRES                       80.0%
     William S. Egan                VP GM                      20.0%


V.   MANAGEMENT OF DEALERSHIP

     DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DISTRIBUTOR, therefore, enters into this Agreement in reliance upon DEALER's representation that William S. Egan , and no other person, will exercise the function of General Manager, be in complete charge of DEALER'S operations, and will have authority to make all decisions on behalf of DEALER with respect to DEALER'S operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER'S operations.

VI.  CHANGE IN MANAGEMENT OR OWNERSHIP

     This is a personal service contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota Products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.

     DEALER agrees that factors which would make DISTRIBUTOR's withholding of consent reasonable would include, without limitation, the failure of a new Owner or General Manager to meet DISTRIBUTOR'S standards with regard to financial capability, experience and success in the automobile dealership business.

VII. APPROVED DEALER LOCATIONS

     In order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DEALER agrees that it shall conduct its Toyota operation only and exclusively in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and the display of Toyota Marks:

     New Vehicle Sales and Showroom             Used Vehicle Display and Sales
     ------------------------------             ------------------------------

      9101 South Boulevard                       9101 South Boulevard
      Charlotte, NC 28224                        Charlotte, NC 28224

     Sales and General Office                   Body and Paint
     ------------------------                   --------------
      Same as above                              Same as above

     Parts                                      Service
     -----                                      -------
      Same as above                              Same as above

     Other Facilities
     ----------------
      Storage
      Same as above


     DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR. DEALER may not modify or change the usage or function of any location or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.

VIII. PRIMARY MARKET AREA

     DISTRIBUTOR will assign DEALER a geographic area called a Primary Market Area ("PMA"). The PMA is used by DISTRIBUTOR to evaluate DEALER's performance of its obligations, among other things. DEALER agrees that it has no exclusive right to any such PMA. DISTRIBUTOR may add new dealers, relocate dealers, or adjust DEALER'S PMA as it reasonably determines is necessary. DEALER'S PMA is set forth on the PMA Addendum hereto.

     Nothing contained in this Agreement, with the exception of Section XIV(B), shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of Toyota products.

IX.  STANDARD PROVISIONS

     The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

X.   ADDITIONAL PROVISIONS

     In consideration of DISTRIBUTOR'S agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

     1) Dealer agrees to achieve, prior to the expiration of this Agreement and to thereafter maintain throughout the duration of this Agreement, Toyota car and truck penetration in its Primary Market Area that is at least equal to the Region's penetration rate.

     2) Dealer agrees to achieve 100 percent car sales efficiency prior to the expiration of this Agreement and to thereafter maintain 100 percent car sales efficiency throughout the duration of this Agreement.

     3) Dealer agrees to achieve and maintain, prior to the expiration of this Agreement, a satisfactory customer satisfaction performance, as measured by all applicable standards established by Toyota Motor Sales, U. S. A., Inc., and which are modified from time to time.

     4)   If,  at any  time  during  the  term  of  this  Agreement,  all of the
          Additional Provisions set forth above have been attained and maintained for a continuous period of six (6) months and dealer has complied with Distributor's policies concerning truck sales efficiency, profitability, Net Working Capital, debt-to-equity and facility, then Distributor will immediately recommend to Importer that dealer be granted a Six (6) Year Renewal Agreement.

XI.  EXECUTION OF AGREEMENT

     Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement shall be valid and binding only if it is signed:

     A.   On behalf of DEALER by a duly authorized person;

     B. On behalf of DISTRIBUTOR by the President and/or an authorized General Manager, if any, of DISTRIBUTOR, and

     C.   On  behalf  of  IMPORTER,   solely  in  connection  with  its  limited
          undertaking herein, by President of IMPORTER

XII. CERTIFICATION

     By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.


              Marcus David Corporation d/b/a
              Town & Country Toyota
     ---------------------------------------------------------------------DEALER
                              (Dealer Entity Name)

     Date:   6/20/96   By: /s/ O. Bruton Smith                Pres.
          ------------    ---------------------------  -----------------------
                                   Signature                  Title


     Date:             By:
          ------------    ---------------------------  -----------------------
                                   Signature                  Title

              Southeast Toyota Distributors, Inc.
     ----------------------------------------------------------------DISTRIBUTOR
                                (Distributor Name


     Date:   7/3/96    By: /s/ John Williams, Jr.         General Manager
          ------------    ---------------------------  -----------------------
                                   Signature                  Title
                               John Williams, Jr.

     Date:             By:
          ------------    ---------------------------  -----------------------
                                   Signature                  Title

Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Toyota Dealer Agreement then prescribed by IMPORTER


                        TOYOTA MOTOR SALES, U.S.A., INC.

Date:  8/6/96          By:  /s/ Y. Ishizaka                      President
      ----------------     --------------------------------  -------------------
                                Y. Ishizaka    Signature           Title

                                       Map

                       CHARLOTTE M - TOWN & COUNTRY TOYOTA
                      PMA Shaded/ZIP codes outlined in Blue

                                [GRAPHIC OMITTED]

                                       Map

                       CHARLOTTE M - TOWN & COUNTRY TOYOTA
                      PMA Shaded/ZIP codes outlined in Blue

                                [GRAPHIC OMITTED]

                                       Map

                       CHARLOTTE M - TOWN & COUNTRY TOYOTA
                   PMA Shaded/Census Tracts outlined in Black

                                [GRAPHIC OMITTED]

DEFINITION:   A-ORIGINAL DATE:  07/30/97


PMA 0503100012000001 TOWN & COUNTRY TOYOTA ZIP / ZIP*
  p28130  28134  28202  28203  28208  28209  28210   28214  28216  28217  p28219
  p28220  p28224 28226  p28228 p2823O p28231 p28232  p28233 p28234 p28235
  p28236  p28237  p2824 p28242 p28243 p28244 p28246  p28247 p28250 p28255
  p2826O  p28261 p28265 p28266 p28272 p28274 p28275  28277  p28280 p28281
  p28282  p28283 p28284 p28285 p28286 p28287 p28288 p28289  p28290 p28296
  p28297
  28078(45%)   28105(20%)   28110(2%)   28112(10%)  28173(89%)   28204(40%)
  28206(12%)   28207(46%)   28211(35%)  28269(8%)   28273(95%)   28278(10%)
  29715(53%)   29720(29%)

DEFINTION:    A-ORIGINAL DATE:  07/30/96

PMA 0503100012000001 TOWN & COUNTRY TOYOTA Tract / Tract*
  37-119-1 2 3 4 5 6 26 27 29.01 29.03 29.04 30.05 30.06 30.07
  30.08 30.09 31.02 31.03 31.04 31.05 32.98 33 34 35 36 37 38.03
  38.04 38.98 39.01 39.02 40 41 42 43.01 43.02 44 45 46 47 48 49
  50 54.01 58.06 58.07 58.08 58.09 58.10 59.01 59.03 60.01 60.02
  61 62.02 37-179-210 45-57-111 112 45-91-610.01

                                  TOYOTA DEALER
                      MINIMUM NET WORKING CAPITAL AGREEMENT


THIS AGREEMENT, made as of the 13th day of December, by and between MARCUS DAVID CORPORATION DBA TOWN & COUNTRY TOYOTA a(as) ___ Individual ___Partnership _X_ Corporation, located at 9101 SOUTH BLVD. CHARLOTTE NC Dealer Code 32112 (hereinafter called "DEALER") and SOUTHEAST TOYOTA, INC. (hereinafter called "DISTRIBUTOR").

DEALER and DISTRIBUTOR have entered into a Toyota Dealer Agreement dated June 20, 1994 and net working capital requirements have been established in an effort to ensure that there is sufficient capital available for the growth of a dealer. The net working capital requirements are the established minimums. The term "net working capital" shall mean the difference between current assets and current liabilities plus the current portion of long-term debt.

DEALER and DISTRIBUTOR mutually agree as follows:

     1. That it is considered necessary for the proper operation of DEALER's business that DEALER should have, maintain and actually employ in its business $1,370,635 of net working capital.

     2. That as of the 21 ST day of NOVEMBER 1995 ,DEALER meets or exceeds the Net Working Capital requirement as documented on DEALER's OCTOBER 1995 Year-To-Date Financial Statement or Pro Forma dated_________________.

                                       OR

     3. That as of the _____day of _______ , DEALER is deficient $_________ in Net Working Capital, as documented on DEALER'S _______, Year-To-Date Financial Statement.

          Dealer is required to remedy the Net Working deficiency as stated in Paragraph 3 above no later than ____________

     4. If, because of changed conditions, it should become necessary to revise the minimum amount of net working capital deemed to be necessary to conduct DEALER's business properly, DISTRIBUTOR shall have the right to revise DEALER's minimum net working capital requirement to be used in dealership's operation and DEALER agrees to meet the new standard within a reasonable period of time.

     5.   This  Agreement is  incorporated  in and made a part of the  aforesaid
          Toyota Dealer Agreement and any subsequent Toyota Dealer Agreement entered into between DEALER and DISTRIBUTOR.


DEALER:                                     DISTRIBUTOR:

MARCUS DAVID CORPORATION DBA TOWN & COUNTRY TOYOTA       SOUTHEAST TOYOTA, INC.
--------------------------------------------------      ------------------------
               DEALER ENTITY NAME                          DISTRIBUTOR NAME


By  /s/  [illegible]                                    By /s/ [illegible]
   ------------------------------                         ----------------------


              V.P.                                          General Manager
   ------------------------------                       ------------------------
             Title                                              Title